UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2007

RAVEN GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-126680	20-2551275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 205 - 598 Main Street
Penticton, British Columbia, Canada V2A-5C7
(Address of principal executive offices)

(Registrant's telephone number, including area code) (604) 688-7526
2470 Saint Rose Parkway, Suite 304
Henderson, Nevada 89074
(Former name or former address, if changed since last report)

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2007, Raven Gold Corp. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation, as amended, (the “Amendment”) with the Secretary of State of the State of Nevada that was effective as of March 5, 2007. The Amendment was filed to increase the authorized common stock of the Company from 69,000,000 shares to 500,000,000 shares (the “Increase”).

In addition, the Company filed the Amendment to effect a forward split (the “Forward Split”) of all of the shares of the common stock of the Company issued and outstanding as of the close of business on March 5, 2007 (the “Split Date”), whereby the Company issued for every 1 share of common stock issued and outstanding as of the close of business on the Split Date, 1 additional share of common stock (the “Additional Shares”). As a result, the issued and outstanding shares of common stock were increased from 37,620,000 prior to the forward split to 75,240,000 following the Forward Split.

New stock certificates evidencing the Additional Shares will be issued to the Company’s shareholders upon surrender of the old stock certificates. The new stock certificates will bear a new CUSIP number, and as a result of the Forward Split the Company’s common stock commenced trading on March 6, 2007 under the new symbol of “RVNG.OB”.

The Amendment is attached hereto as Exhibit 3(i).1.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On March 6, 2007, the Company mailed a letter (the “Letter”) to all of its record shareholders advising them of the Increase, the Forward Split, the fact that the new stock certificates will bear a new CUSIP number, and that the Company’s common stock commenced trading on March 6, 2007 under the new symbol of “RNVG.OB”. The information in this section of the Current Report under Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, in accordance with Regulation FD, the information set forth in this section of the Current Report is being filed to publicly disclose all information that was provided in the Letter. The information in this section of the Current Report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

A copy of the Letter is annexed to this Current Report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d) Exhibits

Exhibit Number	Description
3(i).1	Certificate of Amendment filed with the Secretary of State of the State of Nevada on February 23, 2007. (Filed herewith).

99.1	Letter dated March 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Raven Gold Corp.

Date: March 12, 2007	By:	/s/ Bashir Virji
Bashir Virji
Title: Chief Financial Officer